Exhibit 99.1
Elastic Reports Fourth Quarter and Fiscal 2024 Financial Results

Q4 Revenue of $335 million, up 20% year-over-year (20% in constant currency)
Q4 Elastic Cloud Revenue of $148 million, up 32% year-over-year (32% in constant currency)
FY24 Revenue of $1.267 billion, up 19% year-over-year (18% in constant currency)

SAN FRANCISCO, Calif., May 30, 2024 -- Elastic (NYSE: ESTC) (“Elastic”), the Search AI Company, announced financial results for its fourth quarter and full fiscal year ended April 30, 2024.

Fourth Quarter Fiscal 2024 Financial Highlights

•Total revenue was $335 million, an increase of 20% year-over-year, as reported and on a constant currency basis
•Elastic Cloud revenue was $148 million, an increase of 32% year-over-year, as reported and on a constant currency basis
•GAAP operating loss was $46 million; GAAP operating margin was -14%
•Non-GAAP operating income was $29 million; non-GAAP operating margin was 9%
•GAAP net loss per share was $0.41; non-GAAP diluted earnings per share was $0.21
•Operating cash flow was $61 million with adjusted free cash flow of $60 million
•Cash, cash equivalents, and marketable securities were $1.084 billion as of April 30, 2024

Full Fiscal 2024 Financial Highlights

•Total revenue was $1.267 billion, an increase of 19% year-over-year, or 18% on a constant currency basis
•Elastic Cloud revenue was $548 million, an increase of 29% year-over-year as reported and on a constant currency basis
•GAAP operating loss was $130 million; GAAP operating margin was -10%
•Non-GAAP operating income was $142 million; non-GAAP operating margin was 11%
•GAAP diluted earnings per share was $0.59(1); non-GAAP diluted earnings per share was $1.19
•Operating cash flow was $149 million with adjusted free cash flow of $169 million

“Elastic delivered another strong quarter and a great finish to the fiscal year,” said Ash Kulkarni, CEO, Elastic. “The strong and sustained adoption we are seeing for our Generative AI capabilities and our continued ability to differentiate and win in search, security and observability with our Search AI Platform reinforces our confidence in the enduring strength of our business.”

Fourth Quarter Fiscal 2024 Key Metrics and Recent Business Highlights

Key Customer Metrics
•Total customer count with Annual Contract Value (ACV) greater than $100,000 was over 1,330 compared to over 1,270 in Q3 FY24, and over 1,160 in Q4 FY23
•Total subscription customer count was approximately 21,000 compared to approximately 20,800 in Q3 FY24, and approximately 20,200 in Q4 FY23
•Net Expansion Rate was approximately 110%

Product Innovations and Updates
•Introduced first-of-its-kind Search AI Lake, a cloud native architecture to scale low latency search with all of Elastic’s AI capabilities
•Launched the technical preview of Elastic Cloud Serverless for search, including retrieval augmented generation, observability, and security workloads
•Announced Attack Discovery, an AI-driven security analytics solution for the modern SOC, combining search and retrieval augmented generation to prioritize attacks, not alerts
•Added support for Cohere high-performance vector embeddings and Rerank 3 model
•Delivered native support for the Elasticsearch vector database on Azure AI Studio
•Expanded Azure Open AI support with chat completions and embeddings support
•Introduced new detection rules to help customers protect against LLM risks and delivered an LLM Safety Assessment: The Definitive Guide on Avoiding Risk and Abuses guide, which explores LLM safety and provides attack mitigation best practices and suggested countermeasures

Other Business Highlights
•Awarded Google Cloud Partner of the Year for the fourth time
•Named one of Fast Company's Most Innovative Companies in the enterprise category for the AI-enabled Elasticsearch Relevance Engine
•Engaged with thousands of customers and partners at Google Cloud Next, RSA, Microsoft Build and hosted ElasticON events at Chicago, New York, Sao Paulo, Singapore, Toronto, and Washington DC

Financial Outlook

The Company is providing the following guidance:

For the first quarter of fiscal 2025 (ending July 31, 2024):

•Total revenue is expected to be between $343 million and $345 million, representing 17% year-over-year growth at the midpoint (17% year-over-year constant currency growth at the midpoint)
•Non-GAAP operating margin is expected to be between 9.2% and 9.4%
•Non-GAAP diluted earnings per share is expected to be between $0.24 and $0.26, assuming between 105.5 million and 106.5 million diluted weighted average ordinary shares outstanding

For fiscal 2025 (ending April 30, 2025):

•Total revenue is expected to be between $1.468 billion and $1.480 billion, representing 16% year-over-year growth at the midpoint (16% year-over-year constant currency growth at the midpoint)
•Non-GAAP operating margin is expected to be between 11.7% and 12.3%

•Non-GAAP diluted earnings per share is expected to be between $1.35 and $1.47, assuming between 107.0 million and 109.0 million diluted weighted average ordinary shares outstanding

The guidance assumes, among others, the following exchange rates: 1 Euro = 1.081 US Dollars; and 1 Great British Pound = 1.270 US Dollars.

See the section titled “Forward-Looking Statements” below for information on the factors that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. We present historical and forward-looking non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of these non-GAAP measures. A reconciliation of forward-looking non-GAAP measures to the corresponding GAAP measures for operating margin and net earnings/(loss) per share is not available without unreasonable effort due to the uncertainty regarding, and the potential variability of, many of the costs and expenses that may be incurred in the future. These items necessary to reconcile such non-GAAP measures could be material and have a significant impact on the Company’s results computed in accordance with GAAP.

Conference Call and Webcast

Elastic’s executive management team will host a conference call today at 2:00 p.m. PT/5:00 p.m. ET to discuss the Company’s financial results and business outlook. A live audio webcast of the conference call will be available through Elastic’s Investor Relations website at ir.elastic.co. A presentation containing financial and operating information will be available at the same website. The replay of the webcast will also be available on the investor relations website.

(1)    GAAP diluted earnings per share includes the impact of an income tax benefit of approximately $211 million related to the release of a valuation allowance against certain deferred tax assets. There was no impact to operating results, non-GAAP diluted earnings per share, adjusted free cash flow or cash and cash equivalents.

About Elastic

Elastic (NYSE: ESTC), the Search AI Company, enables everyone to find the answers they need in real-time using all their data, at scale. Elastic’s solutions for search, observability and security are built on the Elastic Search AI Platform, the development platform used by thousands of companies, including more than 50% of the Fortune 500. Learn more at elastic.co.

Elastic and associated marks are trademarks or registered trademarks of Elastic N.V. and its subsidiaries. All other company and product names may be trademarks of their respective owners.

Forward-Looking Statements
This press release contains forward-looking statements that involve substantial risks and uncertainties, which include, but are not limited to, statements regarding our expected financial results for the fiscal quarter ending July 31, 2024 and the fiscal year ending April 30, 2025, the expected performance or benefits of our offerings, expected market opportunities, and our ability to execute on those market opportunities. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements due to uncertainties, risks, and changes in circumstances, including but not limited to those related to: our future financial performance, including our expectations regarding our revenue, cost of revenue, gross profit or gross margin, operating expenses (which include changes in sales and marketing, research and development and general and administrative expenses), and our ability to achieve and maintain future profitability; our ability to continue to deliver and improve our offerings and develop new offerings (including innovations around AI use cases); customer acceptance and purchase of our new and existing offerings; the expansion and adoption of our Elastic Cloud offerings; our ability to realize value from investments in the business; our ability to maintain and expand our user and customer base; the impact of the evolving macroeconomic and geopolitical environments on our business, operations, hiring and financial results, and on businesses and spending priorities of our customers and partners; the impact of our pricing model strategies on our business; the impact of foreign currency exchange rate fluctuations and the uncertain inflation and interest rate environment on our results; our international expansion strategy; our operating results and cash flows; the sufficiency of our capital resources; our ability to successfully execute our go-to-market strategy, our forecasts regarding our business; and general market, political, economic and business conditions.

Any additional or unforeseen effect from the evolving macroeconomic and geopolitical environments may exacerbate these risks. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those expressed or implied in our forward-looking statements are included in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the fiscal year ended April 30, 2023 and subsequent reports filed with the SEC. SEC filings are available on the Investor Relations section of Elastic’s website at ir.elastic.co and the SEC’s website at www.sec.gov. Elastic assumes no obligation to, and does not currently intend to, update any such forward-looking statements, except as required by law.

Statement Regarding Use of Non-GAAP Financial Measures

In addition to our results determined in accordance with U.S. GAAP, we believe the non-GAAP measures listed below are useful in evaluating our operating performance. We use these non-GAAP financial measures to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with U.S. GAAP. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. Investors are cautioned that there are a number of limitations associated with the use of non-GAAP financial measures and key metrics as analytical tools. Investors are encouraged to review the differences between GAAP financial measures and the corresponding non-GAAP financial measures, and not to rely on any single financial measure to evaluate our business.

Reconciliations of historical GAAP financial measures to their respective historical non-GAAP financial measures are included below. In relation to constant currency non-GAAP financial measures, the only reconciling item between GAAP financial measures and non-GAAP financial measures is the effect of foreign currency rate fluctuations. Further details on how we calculate such effects can be found in the definition of “Constant Currency” below.

Non-GAAP Gross Profit and Non-GAAP Gross Margin

We define non-GAAP gross profit and non-GAAP gross margin as GAAP gross profit and GAAP gross margin, respectively, excluding stock-based compensation expense and related employer taxes and amortization of acquired intangible assets. We believe non-GAAP gross profit and non-GAAP gross margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as these metrics generally eliminate the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Non-GAAP Operating Income and Non-GAAP Operating Margin

We define non-GAAP operating income and non-GAAP operating margin as GAAP operating loss and GAAP operating margin, respectively, excluding stock-based compensation expense and related employer taxes, amortization of acquired intangible assets, acquisition-related expenses, and restructuring and other related charges. We believe non-GAAP operating income and non-GAAP operating margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as these metrics generally eliminate the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Non-GAAP Net Income and Non-GAAP Earnings Per Share
We define non-GAAP net income as GAAP income/(loss), excluding stock-based compensation expense and related employer taxes, amortization of acquired intangible assets, acquisition-related expenses, restructuring and other related charges, one-time litigation settlements, the related income tax effect of the foregoing adjustments, and the income tax benefit from the release of any valuation allowance against deferred tax assets. We define non-GAAP earnings per share, basic, as non-GAAP net income divided by weighted average shares outstanding and non-GAAP earnings per share, diluted, as non-GAAP net income divided by weighted average diluted shares outstanding, which includes the potentially dilutive effect of the company’s employee equity incentive plan awards. We believe non-GAAP earnings per share provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this metric generally eliminates the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Adjusted Free Cash Flow and Adjusted Free Cash Flow Margin

Adjusted free cash flow is a non-GAAP financial measure that we define as net cash provided by operating activities adjusted for cash paid for interest less cash used for investing activities for purchases of property and equipment. Adjusted free cash flow margin is calculated as adjusted free cash flow divided by total revenue. Adjusted free cash flow does not represent residual cash flow available for discretionary expenditures since, among other things, we have mandatory debt service requirements.

Constant Currency

We compare the percent change in certain results from one period to another period using constant currency information to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. In presenting this information, current and comparative prior period results are converted into United States dollars at the exchange rates in effect on the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

Contact Information

Anthony Luscri
Elastic Investor Relations
ir@elastic.co

Madge Miller
Elastic Corporate Communications
PR-Team@elastic.co

Elastic N.V.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended April 30,		Year Ended April 30,
	2024	2023	2024	2023
Revenue
Subscription	$310,984	$256,124	$1,176,606	$984,762
Services	24,015	23,817	90,715	84,227
Total revenue	334,999	279,941	1,267,321	1,068,989
Cost of revenue
Subscription	65,047	54,508	246,285	219,306
Services	22,824	19,174	83,794	77,320
Total cost of revenue	87,871	73,682	330,079	296,626
Gross profit	247,128	206,259	937,242	772,363
Operating expenses
Research and development	93,951	81,765	341,951	313,454
Sales and marketing	151,628	123,635	559,648	503,537
General and administrative	43,098	39,523	160,628	143,247
Restructuring and other related charges	4,163	1,492	4,917	31,297
Total operating expenses	292,840	246,415	1,067,144	991,535
Operating loss	(45,712)	(40,156)	(129,902)	(219,172)
Other income, net
Interest expense	(7,109)	(6,284)	(26,132)	(25,159)
Other income, net	9,171	6,680	33,278	27,454
Loss before income taxes	(43,650)	(39,760)	(122,756)	(216,877)
(Benefit from) provision for income taxes	(2,550)	6,971	(184,476)	19,284
Net (loss) income	$(41,100)	$(46,731)	$61,720	$(236,161)
Net (loss) earnings per share attributable to ordinary shareholders
Basic	$(0.41)	$(0.48)	$0.62	$(2.47)
Diluted	$(0.41)	$(0.48)	$0.59	$(2.47)
Weighted-average shares used to compute net (loss) earnings per share attributable to ordinary shareholders
Basic	101,323,761	96,978,043	99,646,231	95,729,844
Diluted	101,323,761	96,978,043	103,980,132	95,729,844

Elastic N.V.
Condensed Consolidated Balance Sheets
(in thousands, except share and per share data)
(unaudited)

	As of April 30, 2024	As of April 30, 2023
Assets
Current assets:
Cash and cash equivalents	$540,397	$644,167
Restricted cash	2,692	2,473
Marketable securities	544,002	271,041
Accounts receivable, net of allowance for credit losses of $4,979 and $3,409 as of April 30, 2024 and April 30, 2023, respectively	323,011	260,919
Deferred contract acquisition costs	78,030	55,813
Prepaid expenses and other current assets	42,765	39,867
Total current assets	1,530,897	1,274,280
Property and equipment, net	5,453	5,092
Goodwill	319,380	303,642
Operating lease right-of-use assets	20,506	19,997
Intangible assets, net	20,620	29,104
Deferred contract acquisition costs, non-current	114,509	95,879
Deferred tax assets	225,544	7,412
Other assets	5,657	8,076
Total assets	$2,242,566	$1,743,482
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$26,075	$35,151
Accrued expenses and other liabilities	75,292	63,532
Accrued compensation and benefits	93,691	76,483
Operating lease liabilities	12,187	12,749
Deferred revenue	663,846	528,704
Total current liabilities	871,091	716,619
Deferred revenue, non-current	30,293	34,248
Long-term debt, net	568,612	567,543
Operating lease liabilities, non-current	12,898	13,942
Other liabilities, non-current	21,487	12,233
Total liabilities	1,504,381	1,344,585
Shareholders’ equity:
Preference shares, €0.01 par value; 165,000,000 shares authorized, 0 shares issued and outstanding as of April 30, 2024 and April 30, 2023	—	—
Ordinary shares, par value €0.01 per share: 165,000,000 shares authorized; 101,705,935 shares issued and outstanding as of April 30, 2024 and 97,366,947 shares issued and outstanding as of April 30, 2023	1,070	1,024
Treasury stock	(369)	(369)
Additional paid-in capital	1,750,729	1,471,584
Accumulated other comprehensive loss	(21,638)	(20,015)
Accumulated deficit	(991,607)	(1,053,327)
Total shareholders’ equity	738,185	398,897
Total liabilities and shareholders’ equity	$2,242,566	$1,743,482

Elastic N.V.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended April 30,		Year Ended April 30,
	2024	2023	2024	2023
Cash flows from operating activities
Net (loss) income	$(41,100)	$(46,731)	$61,720	$(236,161)
Adjustments to reconcile net (loss) income to cash provided by operating activities:
Depreciation and amortization	4,146	4,758	17,999	20,233
Amortization of premium and accretion of discount on marketable securities, net	(2,412)	(772)	(8,808)	(772)
Amortization of deferred contract acquisition costs	22,157	17,405	78,549	68,900
Amortization of debt issuance costs	271	260	1,069	1,023
Non-cash operating lease cost	2,862	2,526	11,010	10,880
Asset impairment charges	—	—	—	6,242
Stock-based compensation expense	62,793	55,413	239,137	204,039
Deferred income taxes	(6,917)	(2,075)	(217,195)	(2,007)
Foreign currency transaction (loss) gains	(337)	(3,647)	1,930	(1,386)
Other	—	(23)	(34)	44
Changes in operating assets and liabilities, net of impact of business acquisitions:
Accounts receivable, net	(94,563)	(60,403)	(63,519)	(46,353)
Deferred contract acquisition costs	(45,745)	(33,833)	(119,834)	(102,017)
Prepaid expenses and other current assets	2,637	(6,348)	(2,875)	1,323
Other assets	1,267	1,419	1,906	8,525
Accounts payable	15,214	5,793	(9,998)	6,304
Accrued expenses and other liabilities	16,716	10,582	18,144	4,310
Accrued compensation and benefits	15,848	8,485	17,357	8,324
Operating lease liabilities	(3,295)	(3,001)	(12,391)	(11,405)
Deferred revenue	111,406	77,747	134,595	95,616
Net cash provided by operating activities	60,948	27,555	148,762	35,662
Cash flows from investing activities
Purchases of property and equipment	(845)	(1,665)	(3,450)	(2,684)
Business acquisitions, net of cash acquired	(149)	—	(19,100)	—
Purchases of marketable securities	(178,560)	(270,268)	(536,833)	(270,268)
Maturities and redemptions of marketable securities	121,200	—	271,423	—
Net cash used in investing activities	(58,354)	(271,933)	(287,960)	(272,952)
Cash flows from financing activities
Proceeds from issuance of ordinary shares under employee stock purchase plan	10,024	—	19,135	—
Proceeds from issuance of ordinary shares upon exercise of stock options	1,429	5,237	20,919	17,471
Net cash provided by financing activities	11,453	5,237	40,054	17,471
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(625)	5,736	(4,407)	2,822
Net increase (decrease) in cash, cash equivalents, and restricted cash	13,422	(233,405)	(103,551)	(216,997)
Cash, cash equivalents, and restricted cash, beginning of period	529,667	880,045	646,640	863,637
Cash, cash equivalents, and restricted cash, end of period	$543,089	$646,640	$543,089	$646,640

Elastic N.V.
Revenue by Type
(in thousands, except percentages)
(unaudited)

	Three Months Ended April 30,				Year Ended April 30,
	2024		2023		2024		2023
	Amount	% of Total Revenue	Amount	% of Total Revenue	Amount	% of Total Revenue	Amount	% of Total Revenue
Elastic Cloud	$147,980	44%	$112,344	40%	$547,520	43%	$424,053	40%
Other subscription	163,004	49%	143,780	51%	629,086	50%	560,709	52%
Total subscription	310,984	93%	256,124	91%	1,176,606	93%	984,762	92%
Services	24,015	7%	23,817	9%	90,715	7%	84,227	8%
Total revenue	$334,999	100%	$279,941	100%	$1,267,321	100%	$1,068,989	100%

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
Supplementary Information
(in thousands, except percentages)
(unaudited)

	Three Months Ended April 30, 2024	% Change Year Over Year	% Change Year Over Year Excluding Currency Changes	% Change Quarter Over Quarter	% Change Quarter Over Quarter Excluding Currency Changes
Revenue
Elastic Cloud	$147,980	32%	32%	3%	3%
Other subscription	$163,004	13%	13%	(1)%	(1)%
Total subscription	$310,984	21%	21%	1%	1%
Total revenue	$334,999	20%	20%	2%	2%
Total deferred revenue	$694,139	23%	24%	19%	19%
Total remaining performance obligations	$1,351,109	22%	24%	15%	15%

	Year Ended April 30, 2024	% Change Year Over Year	% Change Year Over Year Excluding Currency Changes
Revenue
Elastic Cloud	$547,520	29%	29%
Other subscription	$629,086	12%	11%
Total subscription	$1,176,606	19%	19%
Total revenue	$1,267,321	19%	18%

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
Adjusted Free Cash Flow
(in thousands, except percentages)
(unaudited)

	Three Months Ended April 30,		Year Ended April 30,
	2024	2023	2024	2023
Net cash provided by operating activities	$60,948	$27,555	$148,762	$35,662
Less: Purchases of property and equipment	(845)	(1,665)	(3,450)	(2,684)
Add: Interest paid on long-term debt	—	—	23,719	23,719
Adjusted free cash flow (1)	$60,103	$25,890	$169,031	$56,697
Net cash used in investing activities	$(58,354)	$(271,933)	$(287,960)	$(272,952)
Net cash provided by financing activities	$11,453	$5,237	$40,054	$17,471
Net cash provided by operating activities (as a percentage of total revenue)	18%	10%	12%	3%
Less: Purchases of property and equipment (as a percentage of total revenue)	—%	(1)%	—%	—%
Add: Interest paid on long-term debt (as a percentage of total revenue)	—%	—%	1%	2%
Adjusted free cash flow margin	18%	9%	13%	5%
(1) Adjusted free cash flow includes cash paid for restructuring and other charges of $0.6 million and $2.1 million during the three months and year ended April 30, 2024, respectively, and $4.8 million and $22.8 million during the three months and year ended April 30, 2023, respectively.

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
(in thousands, except percentages, share and per share data)
(unaudited)

	Three Months Ended April 30,		Year Ended April 30,
	2024	2023	2024	2023
Gross Profit Reconciliation:
GAAP gross profit	$247,128	$206,259	$937,242	$772,363
Stock-based compensation expense and related employer taxes	6,260	4,464	22,743	18,588
Amortization of acquired intangibles	3,214	2,879	12,353	11,781
Non-GAAP gross profit	$256,602	$213,602	$972,338	$802,732
Gross Margin Reconciliation(1):
GAAP gross margin	73.8%	73.7%	74.0%	72.3%
Stock-based compensation expense and related employer taxes	1.9%	1.6%	1.8%	1.8%
Amortization of acquired intangibles	1.0%	1.0%	1.0%	1.1%
Non-GAAP gross margin	76.6%	76.3%	76.7%	75.1%
Operating Income Reconciliation:
GAAP operating loss	$(45,712)	$(40,156)	$(129,902)	$(219,172)
Stock-based compensation expense and related employer taxes	66,895	57,665	250,459	211,172
Amortization of acquired intangibles	3,214	4,071	14,496	16,668
Acquisition-related expenses	210	878	2,450	5,978
Restructuring and other related charges	4,163	1,492	4,917	31,297
Non-GAAP operating income	$28,770	$23,950	$142,420	$45,943
Operating Margin Reconciliation(1):
GAAP operating margin	(13.6)%	(14.3)%	(10.3)%	(20.5)%
Stock-based compensation expense and related employer taxes	20.0%	20.6%	19.8%	19.8%
Amortization of acquired intangibles	1.0%	1.5%	1.1%	1.6%
Acquisition-related expenses	0.1%	0.3%	0.2%	0.6%
Restructuring and other related charges	1.2%	0.5%	0.4%	2.9%
Non-GAAP operating margin	8.6%	8.6%	11.2%	4.3%
Net Income (Loss) Reconciliation:
GAAP net (loss) income	$(41,100)	$(46,731)	$61,720	$(236,161)
Stock-based compensation expense and related employer taxes	66,895	57,665	250,459	211,172
Amortization of acquired intangibles	3,214	4,071	14,496	16,668
Acquisition-related expenses	210	878	2,450	5,978
Restructuring and other related charges	4,163	1,492	4,917	31,297
Litigation settlement	(350)	(250)	(350)	(10,400)
Income tax effects related to the above adjustments(2)	(6,770)	4,770	1,218	6,699
Income tax benefit from the release of a valuation allowance against deferred tax assets	(3,886)	—	(211,342)	—
Non-GAAP net income	$22,376	$21,895	$123,568	$25,253
Non-GAAP earnings per share attributable to ordinary shareholders, basic(1)	$0.22	$0.23	$1.24	$0.26
Non-GAAP earnings per share attributable to ordinary shareholders, diluted(1)	$0.21	$0.22	$1.19	$0.25
Weighted-average shares used to compute earnings per share attributable to ordinary shareholders, basic	101,323,761	96,978,043	99,646,231	95,729,844
Weighted-average shares used to compute earnings per share attributable to ordinary shareholders, diluted	105,380,793	100,076,763	103,980,132	99,273,692
(1) Totals may not sum, due to rounding. Gross margin, operating margin, and earnings per share are calculated based upon the respective underlying, non-rounded data.
(2) Non-GAAP financial information for the quarter is adjusted for a tax rate equal to our annual estimated tax rate on non-GAAP income. This rate is based on our estimated annual GAAP income tax rate forecast, adjusted to account for items excluded from GAAP income in calculating the non-GAAP financial measures presented above as well as other significant tax adjustments. Our estimated tax rate on non-GAAP income is determined annually and may be adjusted during the year to take into account events or trends that we believe materially impact the estimated annual rate including, but not limited to, significant changes resulting from tax legislation, material changes in the geographic mix of revenue and expenses and other significant events. Due to the differences in the tax treatment of items excluded from non-GAAP earnings, as well as the methodology applied to our estimated annual tax rates as described above, our estimated tax rate on non-GAAP income may differ from our GAAP tax rate and from our actual tax liabilities.

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
(in thousands)
(unaudited)

	Three Months Ended April 30,		Year Ended April 30,
	2024	2023	2024	2023
Cost of revenue reconciliation:
GAAP subscription	$65,047	$54,508	$246,285	$219,306
Stock-based compensation expense and related employer taxes	(2,389)	(1,997)	(9,378)	(8,730)
Amortization of acquired intangibles	(3,214)	(2,879)	(12,353)	(11,781)
Non-GAAP subscription	$59,444	$49,632	$224,554	$198,795
GAAP services	$22,824	$19,174	$83,794	$77,320
Stock-based compensation expense and related employer taxes	(3,871)	(2,467)	(13,365)	(9,858)
Non-GAAP services	$18,953	$16,707	$70,429	$67,462
Operating expenses reconciliation:
GAAP research and development expense	$93,951	$81,765	$341,951	$313,454
Stock-based compensation expense and related employer taxes	(26,218)	(22,408)	(98,174)	(82,628)
Acquisition-related expenses	(210)	(841)	(1,385)	(5,875)
Non-GAAP research and development expense	$67,523	$58,516	$242,392	$224,951
GAAP sales and marketing expense	$151,628	$123,635	$559,648	$503,537
Stock-based compensation expense and related employer taxes	(22,482)	(18,779)	(82,023)	(71,363)
Amortization of acquired intangibles	—	(1,192)	(2,143)	(4,887)
Non-GAAP sales and marketing expenses	$129,146	$103,664	$475,482	$427,287
GAAP general and administrative expense	$43,098	$39,523	$160,628	$143,247
Stock-based compensation expense and related employer taxes	(11,935)	(12,014)	(47,519)	(38,593)
Acquisition-related expenses	—	(37)	(1,065)	(103)
Non-GAAP general and administrative expense	$31,163	$27,472	$112,044	$104,551